SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported): October 20, 2003
                                                         ----------------

                        Franklin Street Properties Corp.
        (formerly known as Franklin Street Partners Limited Partnership)
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             (Exact Name of Registrant as Specified in its Charter)


                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

               000-32615                               04-3578653
      ------------------------              ---------------------------------
      (Commission File Number)              (IRS Employer Identification No.)


    401 Edgewater Place, Suite 200, Wakefield, MA                  01880-6210
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      (Address of Principal Executive Offices)                     (Zip Code)


                                 (781) 557-1300
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              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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Item 9. Regulation FD Disclosure

      As it has done in the past on an annual basis, Franklin Street Properties Corp. (the "Company") commissioned A.G. Edwards, Inc. to deliver to the Company an estimate of the value of the Company. On October 7, 2003, A.G. Edwards informed the Company verbally that its estimate of the value of the Company, as of September 30, 2003, was $16.45 per share of common stock. On October 20, 2003, A.G. Edwards delivered to the Company its written report with respect to this estimate, dated as of October 17, 2003. The report is attached hereto as
Exhibit 99.1. There is no public market for the common stock of the Company.


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

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2003           REGISTRANT

                                 FRANKLIN STREET PROPERTIES CORP.

                                 By:  /s/ George J. Carter
                                    --------------------------------------------
                                          George J. Carter
                                          President and Chief Executive Officer


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

                                  EXHIBIT INDEX

Exhibit No.             Description
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99.1                    Report of A.G. Edwards, dated as of October 17, 2003


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